SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2002

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)

Item 5.    Other Information.

On November 5, 2002, Prudential Financial, Inc., a New Jersey Corporation, issued a press release announcing third quarter 2002 results, a copy of which is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

Item 9.    Regulation FD Disclosure.

Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended September 30, 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2002		Prudential Financial, Inc.

	By:	/S/ ANTHONY S. PISZEL
Name: Anthony S. Piszel
Title: Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.0	Press Release of Prudential Financial, Inc., dated November 5, 2002.

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the Quarterly Period ended September 30, 2002.

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